December 22, 2010

Supplement

SUPPLEMENT DATED DECEMBER 22, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley Capital Opportunities Trust, dated March 31, 2010
Morgan Stanley Mid Cap Growth Fund, dated January 29, 2010
Morgan Stanley Special Growth Fund, dated June 30, 2010
(each, a "Fund")

The following disclosure is hereby added under the section entitled "II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Derivatives":

Structured Investments

The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities.

The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Fund is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.